UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2010

Merix Corporation
(Exact name of registrant as specified in its charter)

Oregon	1-33752	93-1135197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15725 SW Greystone Court Suite 200 Beaverton, Oregon	97006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 716-3700

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On January 8, 2010, Merix Corporation (“Merix”) received notice from the trustee/administrator of the Merix Corporation 401(k) Profit Sharing Plan (the “Plan”) that certain restrictions would be imposed on transactions by Plan participants involving the Plan.  Plan participants will be prevented from moving money in or out of the Merix Stock Fund, changing funds within the Merix Stock Fund in which a participant invests money, and changing how much of each paycheck is invested in the Merix Stock Fund.  In addition, the following general restrictions will be imposed: Plan participants will be restricted from changing the address on their account, requesting a loan, making unscheduled loan repayments, and requesting withdrawals or distributions. The Plan restriction period is being implemented to provide for the conversion of shares of Merix common stock into shares of common stock of Viasystems Group, Inc. (“Viasystems”) held by the Merix Stock Fund contingent upon the closing of the acquisition of Merix by Viasystems.

On January 14, 2010, Merix sent a notice to its directors and executive officers informing them that, as a result of such Plan restrictions, a blackout period will be imposed on them if they continue as directors or executive officers of Viasystems after the closing of the acquisition, and if imposed, they will be subject to certain trading restrictions with respect to Viasystems common stock acquired in connection with their service as a director or an executive officer of Merix or Viasystems, subject to certain limited exceptions.  The blackout period is expected to begin on or about  February 9, 2010 and end during the week of February 14, 2010.

           During the blackout period applicable to affected directors and executive officers, such directors or other interested parties may obtain, without charge, the actual beginning and ending dates of the blackout period by calling a Vanguard Participant Services associate Monday through Friday from 5:30 a.m. to 6 p.m., Pacific time, at (800)523-1188.  For a period of two years after the ending date of the blackout period, a Merix security holder or other interested party may obtain, without charge, the actual beginning and ending date of the blackout period and may direct other inquiries about the blackout period to Bailey Hurley, Viasystems Group, Inc. at (314) 719-1838.  Prior to the closing of the acquisition of Merix, inquiries about the blackout period may be directed to Kelly Lang, Merix Corporation at (503) 716-3650.

A copy of the blackout notice to directors and executive officers of Merix, which includes the information required by Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description

99.1	Blackout Notice to Directors and Executive Officers of Merix Corporation dated January 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merix Corporation (Registrant)
Date: January 14, 2010	By:	/s/ Michael D. Burger
Michael D. Burger
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Blackout Notice to Directors and Executive Officers of Merix Corporation dated January 14, 2010.

Exhibit 99.1

Important Notice to Directors and Executive Officers
of Merix Corporation
Concerning the Possible Blackout Period and Regulation BTR Trading Restrictions

The merger between Merix Corporation (“Merix”) and Viasystems Group, Inc. (“Viasystems”), which is expected to occur in early February, will result in an exchange of Merix common stock for Viasystems common stock.  This blackout notice (“Blackout Notice”) is being provided in order to notify you that directors and executive officers of Merix who continue as directors or executive officers of Viasystems after the closing of the merger will, subject to certain exceptions, be prevented from buying or selling shares of Viasystems common stock (“Viasystems Shares”) during a “blackout period” that is expected to begin on or about February 9, 2010 and end during the week of February 14, 2010.

The reason for the blackout period is that Section 306(a) of the Sarbanes-Oxley Act and Regulation BTR (i.e., the Blackout Trading Restriction), promulgated by the Securities and Exchange Commission, generally require a blackout period to be imposed during which directors and executive officers are subject to trading restrictions if 50% or more of the participants in all individual account plans of an issuer are prohibited from engaging in transactions with respect to the issuer’s equity securities in their plan accounts for more than three consecutive business days.  The Blackout Trading Restriction also generally requires that we provide you and the Securities and Exchange Commission (the “SEC”) with advance notice of such a blackout period.

In this case, a blackout period will occur because the trustee/administrator of the Merix Corporation 401(k) Profit Sharing Plan (the “Plan”) will impose restrictions on transactions by Plan participants in order to provide for the conversion of shares of Merix common stock held by the Merix Stock Fund into Viasystems Shares contingent upon the closing of the merger between Merix and Viasystems.  Plan participants will be prevented from moving money in or out of the Merix Stock Fund, changing funds within the Merix Stock Fund in which a participant invests money and changing how much of each paycheck is invested in the Merix Stock Fund.  In addition, the following general restrictions will be imposed: Plan participants will be restricted from changing the address on their account, requesting a loan, making unscheduled loan repayments and requesting withdrawals or distributions.

During the blackout period, whether or not you participate in the Plan, your ability to exercise Viasystems stock options (if any) or otherwise trade in Viasystems Shares will be restricted.  Specifically, you will be prohibited from directly or indirectly purchasing, selling, acquiring or transferring any Viasystems Share or derivative security with respect to Viasystems Shares acquired in connection with your service or employment as a director or an executive officer of Merix or Viasystems.

The trading restrictions will not apply to Viasystems Shares that were not acquired in connection with your service or employment as a director or an executive officer of Merix or Viasystems.  You should note, however, that there is a rebuttable presumption that any Viasystems Shares sold during a blackout period are not exempt from the rule (i.e., you will bear the burden of proving that the securities were not “acquired in connection with service or employment”).  In addition, the SEC’s rules provide a limited number of exemptions from the trading restriction; most notably these include bona fide gift transactions and purchases or sales under qualified “10b5-1 plans”.  We strongly recommend that you consult with Viasystems before entering into any transaction in Viasystems Shares during the blackout period.

As noted above, the blackout period is expected to begin on or about February 9, 2010 and end during the week of February 14, 2010.  You will be notified directly in the event that there are changes to these dates.

Questions regarding this Blackout Notice or the blackout period that will apply to directors and executive officers (including questions regarding when the blackout period has ended) from and after the closing of the merger may be directed to:

Bailey Hurley
Viasystems Group, Inc.
101 South Hanley Road, Suite 400
St. Louis, Missouri 63105
(314) 719-1838

Prior to the closing of the merger, inquires regarding this Blackout Notice or the blackout period may be directed to:

Kelly Lang
Merix Corporation
15725 SW Greystone Court, Suite 200
Beaverton, Oregon  97006
(503) 716-3650

Important Legal Information
No statement in this document is an offer to purchase or a solicitation of an offer to sell securities.